Subsequent Events	9 Months Ended	12 Months Ended
	Sep. 30, 2025	Dec. 31, 2024
Subsequent Events [Abstract]
Subsequent Events

Note 17: Subsequent Events

On October 31, 2025 the Company entered into a Senior Secured 10% Original Issue Discount Convertible Promissory Note (the “2025 Bridge Note”) financing agreement with one of our historical institutional investors, C/M Capital Master Fund, L.P. for a potential total funding of $1 million, with an initial funding with net proceeds of $250,000. Under the terms of the 18 month note the Company is obligated to repay a total of $275,000 as the note includes a 10% original issue discount. The note bears no interest unless in default and may be converted into common stock of the Company at $0.15 per share, subject to certain adjustments. The obligations under the 2025 Bridge Note are guaranteed by the subsidiaries of the Company and included a pledge of the securities the Company’s subsidiaries and first priority senior security interest in all the Company’s assets.

Note 18: Subsequent Events

During January 2025 we issued 12,074 shares of restricted common stock in payment of dividends for the Series X preferred shares to four (4) holders.

During January 2025 we received $100,000 of funding from three (3) institutional investors and issued 4,000 shares of Series A Preferred shares in consideration of this funding.